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                                                                      EXHIBIT 21

                        CARLISLE COMPANIES INCORPORATED
                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                                  JURISDICTION OF
                                                                                                   INCORPORATION
                                                                                                  ----------------

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Carlisle Companies Incorporated (Registrant)                                                      Delaware

Subsidiaries:

Carlisle Corporation -

    Carlisle Container Manufacturing Company                                                      Delaware

    Carlisle Engineered Products, Inc.                                                            Delaware

    Carlisle FoodService Products Incorporated                                                    Delaware

      Three wholly-owned domestic subsidiaries

    Carlisle SynTec Incorporated                                                                  Delaware

      Four wholly-owned domestic subsidiaries

    Carlisle Tire & Wheel Company                                                                 Delaware

      Three wholly-owned domestic subsidiaries

      One wholly-owned foreign subsidiary

    Geauga Company                                                                                Delaware

    Motion Control Industries, Inc.                                                               Delaware

      Two foreign joint ventures (49% ownership of each)

      One wholly-owned domestic subsidiary

Tensolite Company                                                                                 Delaware

Trail King Industries, Inc.                                                                       South Dakota

Walker Stainless Equipment Company, Inc.                                                          Delaware
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